UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2005

INTERMAGNETICS GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11344	14-1537454
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Old Niskayuna Road Latham, New York 12110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communicRations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

          On March 16, 2005, Intermagnetics issued a press release announcing its financial performance for its third quarter period.  On March 17, 2005, Intermagnetics will conduct a conference call beginning at 11:00 a.m. EST concerning its performance for the period ended February 27, 2005.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

          The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 99.1	Press release of Intermagnetics dated March 16, 2005 containing financial results for its third quarter period ended February 27, 2005 of fiscal year 2005.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMAGNETICS GENERAL CORPORATION

	By:	/s/ MICHAEL K. BURKE

Michael K. Burke
Executive Vice President
and Chief Financial Officer

Dated: March 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of Intermagnetics dated March 16, 2005 containing financial results for its third quarter period ended February 27, 2005 of fiscal year 2005